PUTNAM
INTERMEDIATE
GOVERNMENT
INCOME TRUST

ANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "The period's relatively stable interest-rate environment translated into very low volatility in the U.S. bond market. This was an excellent backdrop for many of your fund's U.S. holdings, especially those in the mortgage-backed security sector, which was the best-performing U.S. investment-grade sector during the fiscal period. By the end of the period, more than 40% of assets were allocated to mortgage-backed securities."

                       -- Kenneth J. Taubes, lead manager
                          Putnam Intermediate Government Income Trust

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements

25 Results of October 9, 1997 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The sharp decline in global equity markets triggered by the devaluation of certain Southeast Asian currencies in late October was accompanied by dramatic advances in fixed-income markets as investors abandoned stocks and turned to bonds for safety.

U.S. Treasury bonds seem to have been the major beneficiary of this flight to more solid ground, but government bonds of many other nations also fared well. This flurry of activity provided the backdrop to Putnam Intermediate Government Income Trust's fiscal year end on November 30, 1997.

In October, shareholders approved a merger of your fund into Putnam Master Intermediate Income Trust, which while similar in most aspects, will expand your fund's investments into the high-yield corporate bond sector. Details of the shareholder meeting are provided on page 25. We look forward to continuing our relationship with you and will be providing a report of the results of the fund's fiscal 1998 semiannual period this spring.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Managers
Kenneth J. Taubes, lead manager
D. William Kohli
Gail S. Attridge

Putnam Intermediate Government Income Trust's fiscal 1997 could aptly be called a tale of two markets. Your fund's ability to invest in both U.S and international markets gave it the flexibility needed to search out the best of times -- the strength and relative stability of U.S. fixed-income securities -- while attempting to cushion against the worst of times -- foreign market turbulence at an unprecedented level. For the 12 months ended November 30, 1997, your fund recorded a total return of 2.76% at net asset value and 5.60% at market price. For more information, please turn to pages 8 and 9.

* U.S. BONDS RALLY AS INVESTORS TAKE REFUGE

While your fund offers investors the ability to seek opportunities in the U.S. and international fixed-income markets, the majority of its assets are allocated to domestic bonds, including U.S. government securities, agencies, and mortgages. During fiscal 1997, U.S. interest rates remained generally stable, making U.S. bonds attractive to investors worldwide. Much of the strength of long-term bonds was predicated on the unusual combination of a strong economy, low unemployment, and low inflation. All of these issues, while positive factors for the economy, placed some cyclical pressures on the short end of the yield curve, resulting in a slight rise in short-term rates. Five-year Treasury notes were unchanged, and 10-year and 30-year bonds rallied, resulting in a flattening of the yield curve. Your fund's intermediate-range focus meant that the portfolio had little exposure to shorter- or longer-term securities.

Early in your fund's fiscal period, the Federal Reserve Board had taken steps to attempt to cool the economy down. In March 1997, the Fed issued what was touted as a preemptive strike with a quarter-point increase in the target for the federal funds rate, the first tightening in more than two years. Although the increase was generally expected at the time, it triggered a substantial equity selloff and pushed yields of 30-year Treasury bonds past the 7% mark for the first time since the summer of 1996. In retrospect, the rate tightening seemed to have had no material effect. At period's end, the economy was just as strong as it was when the Fed fired its single shot. We extended the fund's duration in the spring after the Fed tightening. Duration is a measure of a portfolio's sensitivity to interest-rate changes, and a longer duration can be beneficial during a period of declining rates and harmful in a rising-rate environment. The move proved fortuitous because spring represented the high-water mark for bond yields; rates have generally declined since then.

Many economists have since come to recognize that inflationary expectations have probably been too high and have been based on the remnants and the memories of the 1980s rather than on an accurate assessment of current conditions. With today's low inflation, longer-term investors can see beyond the cyclical events and appreciate the many advantages offered by fixed-income securities. This gradual realization should help provide support for the fixed-income securities in which your fund invests.

* MORTGAGE-BACKED SECURITIES EMPHASIZED

The period's relatively stable interest-rate environment translated into low volatility in the U.S. bond market. This was an excellent backdrop for many of your fund's U.S. holdings, especially mortgage-backed securities. Mortgage backeds were the best-performing U.S. investment-grade sector during the period, outperforming both Treasury securities and corporate bonds. Mortgage-backed securities generally offer higher yields than Treasuries in order to compensate investors for the risk that their principal may be returned in full at some point prior to the security's stated maturity date. Such prepayments may cause an investor's actual rate of return to differ from the expected rate of return and are more likely to occur in falling interest-rate environments.

[GRAPHIC OMITTED: TOP FIVE HOLDINGS PER SECTOR]

TOP FIVE HOLDINGS PER SECTOR*

U.S. GOVERNMENT OBLIGATIONS
  GNMA 7.50%, 2004-2007
  FNMA 6.50%, 2026-2027
  U.S. Treasury bonds 11.625%, 2004
  U.S. Treasury notes 6.25%, 1999
  GNMA 8.50%, 2026-2027

FOREIGN BONDS
  United Kingdom Treasury bonds 7.50%, 2006
  Germany (Federal Republic of) bonds 6.00%, 2007
  Banco Nacional (Mexico) debentures 7.25%, 2004
  South Africa (Republic of) bonds 12.00%, 2005
  Denmark (Government of) bonds 8.00%, 2006

Footnote reads:
* Based on net assets of 11/30/97. Portfolio holdings will vary over time.

Prepayment risk was not an issue for a large part of the year, however, since economic growth was generally strong and interest rates appeared to us to be relatively stable. Only during the summer did Treasuries gain the upper hand. Their sensitivity to changing interest rates translated into relatively greater price appreciation as the market rallied and rates moved lower. Mortgages were hurt somewhat during this period, as the prospect of lower rates rekindled concern over the potential of increased homeowner prepayments. By the end of the fund's fiscal period, more than 40% of assets were allocated to mortgage-backed securities.

* FLIGHT TO QUALITY FAVORS U.S. BONDS

During the period, we saw significant inflows of cash from overseas, supporting the U.S. bond market. Not only was the dollar one of the strongest currencies in the world during the period -- a factor that helped attract assets -- but U.S. interest rates were also at compelling levels. Much of the foreign capital was from Japan, where investors were dealing with the double whammy of extremely low interest rates and a persistently weak economy. The dollar stood strong against the yen as Japanese investors sought the benefits of our slightly higher rates as well as capital appreciation on their currency.

Toward the end of the period, turmoil in Asia intensified the foreign capital inflow. What had begun as a matter of interest-rate differentials quickly became an onslaught as investors ran to the safety of U.S. bonds in an attempt to stop losing money overseas. This flight to quality, coupled with low inflation in the United States, resulted in a dramatic rally in U.S. bonds at the end of the period.

* INTERNATIONAL BONDS PRESENT CHALLENGES

On the international front, we continued our focus on European markets, although in dollar terms their performance has been a bit disappointing. Bonds from Germany and Denmark were our primary interest mainly because of the attractively steep yield curves present there. While these holdings performed well in local currency terms, the surge in value of the U.S. dollar against those currencies resulted in lackluster dollar-adjusted returns.

We maintained a significant exposure in U.K. bonds, the best-performing government securities thus far in this calendar year. The Bank of England's independence and tighter monetary policy as well as the possibility that the United Kingdom may enter the European Economic and Monetary Union (EMU) after All provided the catalysts that U.K. bonds needed to rally. Other positive dollar-bloc performances came from holding dollar surrogates in Australia and Canada.

* MARKET UNCERTAINTIES DICTATE CAUTION

With the continued financial turmoil around the globe and because the United States offers one of the strongest economies in the world, we believe that U.S. markets will continue to attract capital. There is some question whether potential weaknesses in Asian and Latin American domestic markets will create enough of a slowing in the U.S. economy to hold inflation in check. We intend to keep an attentive eye on the opportunities in the mortgage sector. We will also be closely monitoring challenges overseas, where we are cautiously optimistic about several markets, including Germany, the United Kingdom, and France.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate Government Income Trust is designed for investors seeking high current income and relative stability of net asset value through a portfolio of U.S. government and foreign government securities with limited maturities.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                                                           Market
                                                     NAV   price
------------------------------------------------------------------------------
1 year                                              2.76%   5.60%
------------------------------------------------------------------------------
5 years                                             37.26   26.84
Annual average                                       6.54    4.87
------------------------------------------------------------------------------
Life (6/27/88)                                     113.32   79.49
Annual average                                       8.37    6.40
------------------------------------------------------------------------------

COMPARATIVE INDEXES AND BENCHMARKS

                      Lehman Bros.  Lehman Bros.     Salomon Bros.
                         Govt.       Mortgage-        Non-U.S.       Consumer
                       Intermed        Backed         World Govt.       Price
                      Bond Index   Securities Index   Bond Index       Index
------------------------------------------------------------------------------
1 year                   6.28%          7.93%           -0.28%         1.83%
------------------------------------------------------------------------------
5 years                 36.97          42.20            44.61          13.73
Annual average           6.50           7.30             7.66           2.61
------------------------------------------------------------------------------
Life (6/27/88)         108.09         127.49           117.56          36.86
Annual average           8.09           9.12             8.60           3.39
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97

------------------------------------------------------------------------------
Distributions (number)                 12
------------------------------------------------------------------------------
Income                              $0.329
------------------------------------------------------------------------------
Capital gains                           --
------------------------------------------------------------------------------
Return of capital1                   0.271
------------------------------------------------------------------------------
  Total                             $0.600
------------------------------------------------------------------------------
Share value                            NAV     Market price
------------------------------------------------------------------------------
11/30/96                             $8.66        $7.625
------------------------------------------------------------------------------
11/30/97                              8.22         7.438
------------------------------------------------------------------------------
Current return (end of period)         NAV     Market price
------------------------------------------------------------------------------
Current dividend rate2                4.00%        4.42%
------------------------------------------------------------------------------
1 See page 24.

2 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                                              Market
                                                      NAV     price
------------------------------------------------------------------------------
1 year                                               4.15%     8.28%
------------------------------------------------------------------------------
5 years                                             36.22     29.64
Annual average                                       6.38      5.33
------------------------------------------------------------------------------
Life (6/27/88)                                     114.10     82.20
Annual average                                       8.33      6.51
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is composed of all bonds covered by the Lehman Brothers Government Bond Index+ with maturities between 1 and 9.99 years.

Lehman Brothers Mortgage-Backed Securities Index* reflects performance of 15- and 30-year fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+ The Lehman Brothers Government Bond Index is an unmanaged list of
  U.S. Government and mortgage-backed securities.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Intermediate Government Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Intermediate Government Income Trust (the "fund") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 13, 1998



Portfolio of investments owned
November 30, 1997


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (68.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (45.9%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Association
$     2,535,000    8 1/2s, TBA, December 16, 2027                                             $    2,645,095
      8,745,000    7s, TBA, December 15, 2012                                                      8,848,804
        206,771  Federal Home Loan Mortgage Association 6 1/2s,
                   September 1, 2002                                                                 205,674
                 Federal National Mortgage Association
     17,290,152    7s, with due dates from November 1, 2023 to
                   April 15, 2027                                                                 17,322,493
     33,683,417    6 1/2s, with due dates from March 1, 2026 to
                   September 15, 2027                                                             33,030,648
     10,180,000  Government National Mortgage Association 5 1/2s,
                   TBA, December 16, 2027                                                         10,175,215
                 Government National Mortgage Association
     23,591,659    8 1/2s, with due dates from May 15, 2026 to
                   September 15, 2027                                                             24,675,240
         61,897    8s, with due dates from July 15, 2023 to
                   September 15, 2026                                                                 64,635
    121,035,930    7 1/2s, with due dates from May 15, 2024 to
                   October 15, 2027                                                              123,460,963
     22,471,731    7s, with due dates from January 15, 2025 to
                   November 15, 2027                                                              22,537,008
                                                                                              --------------
                                                                                                 242,965,775

U.S. Treasury Obligations (22.1%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     10,960,000    12 3/8s, May 15, 2004                                                          14,725,746
     20,000,000    11 5/8s, November 15, 2004                                                     26,434,400
                 U.S. Treasury Notes
     15,020,000    9 1/8s, May 15, 1999                                                           15,712,272
      7,650,000    7s, July 15, 2006                                                               8,204,625
      3,745,000    6 7/8s, May 15, 2006                                                            3,981,984
      9,819,000    6 1/2s, October 15, 2006                                                       10,210,189
     25,055,000    6 1/4s, March 31, 1999                                                         25,207,585
      1,265,000    6 1/8s, August 15, 2007                                                         1,289,312
      9,950,000    5 7/8s, July 31, 1999                                                           9,960,846
      1,170,000    5 3/4s, November 15, 2000                                                       1,168,350
                                                                                              --------------
                                                                                                 116,895,309
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $358,130,993)                                                        $  359,861,084

FOREIGN GOVERNMENT BONDS AND NOTES (22.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
ARP   5,000,000  Argentina (Republic of) bonds Ser. PRE1,
                   FRB 3.205s, 2001                                                                5,039,516
AUD   2,530,000  Australia (Government of) bonds Ser. 302,
                   9 3/4s, 2002                                                                    1,976,762
CAD  10,065,000  Canada (Government of) bonds Ser. WB60,
                   7 1/4s, 2007                                                                    7,920,939
DKK  61,655,000  Denmark (Government of) bonds 8s, 2006                                           10,474,531
DEM   6,200,000  Germany (Federal Republic of) Unity Fund
                   bonds 8s, 2002                                                                  3,912,536
DEM  48,870,000  Germany (Federal Republic of) bonds Ser. 97,
                   6s, 2007                                                                       28,777,185
USD   7,953,000  Ministry of Finance Russia 9 1/4s, 2001                                           7,595,115
USD   3,200,000  Mendoza (Province of) 144A 10s, 2007                                              2,992,000
NZD  10,945,000  New Zealand (Government of) bonds
                   8s, 2004                                                                        7,150,128
ZAR  67,007,000  South Africa (Republic of) bonds 12s, 2005                                       12,442,580
GBP  17,545,000  United Kingdom Treasury bonds 7 1/2s, 2006                                       31,501,956
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $119,668,472)                                                        $  119,783,248

CORPORATE BONDS AND NOTES (4.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$     5,387,000  Banco Nacional Comercio Exterior 8s, 2003 (Mexico)                           $    5,090,715
      5,000,000  Banco Nacional de Desenvolvi Econo 144A bonds
                   9s, 2007 (Brazil)                                                               4,337,500
     13,530,000  Banco Nacional deb. 7 1/4s, 2004 (Mexico)                                        12,549,075
                                                                                              --------------
                 Total Corporate Bonds and Notes
                   (cost $22,791,415)                                                         $   21,977,290

PURCHASED OPTIONS OUTSTANDING (--%)*
NUMBER OF                                                                 EXPIRATION DATE/
CONTRACTS                                                                 STRIKE PRICE                 VALUE
------------------------------------------------------------------------------------------------------------
JPY  18,800,000  U.S. Dollars in exchange for
                   Japanese Yen (call)                                    Dec. 97/121.22 JPY  $        8,460
ITL  96,000,000  Italian Government Bond
                   futures contract (call)                                Feb. 98/113.0 ITL           92,222
ITL  96,000,000  Italian Government Bond
                   futures contract (put)                                 Feb. 98/113.0 ITL           32,778
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $237,555)                                                             $     133,460

SHORT-TERM INVESTMENTS (9.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    48,676,000  Interest in $724,372,000 joint repurchase agreement dated
                   November 28, 1997 with S.B.C. Warburg, Inc. due
                   December 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $48,698,999 for an
                   effective yield of 5.67%                                                   $   48,698,999
         40,000  Interest in $571,175,000 joint repurchase agreement dated
                   November 28, 1997 with Merrill Lynch, Pierce,
                   Fenner, & Smith, Inc. due December 1, 1997 with respect
                   to various U.S. Treasury obligations -- maturity value
                   of $40,019 for an effective yield of 5.70%                                         40,019
                                                                                              --------------
                 Total Short-Term Investments (cost $48,739,018)                              $   48,739,018
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $549,567,453) ***                                    $  550,494,100
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $528,909,025.

*** The aggregate identified cost on a tax basis is $554,834,238, resulting in gross unrealized appreciation and depreciation of $3,061,878 and $7,402,016, respectively, or net unrealized depreciation of $4,340,138.

TBA after the name of a security represents to be announced securities (Note 1).

The rate shown on FRB are the current interest rates shown at November 30, 1997, which are subject to change based on the terms of the security.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.





----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at November 30, 1997
(aggregate face value $178,234,370)
                                                                             Unrealized
                                  Market     Aggregate Face    Delivery     Appreciation/
                                  Value          Value           Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars             $ 2,090,665    $ 2,117,726      3/18/97       $   (27,061)
Canadian Dollars                 1,548,915      1,589,797      12/17/97          (40,882)
Deutschemarks                   48,952,280     49,287,597      12/17/97         (335,317)
French Franc                         8,475          8,464      12/17/97               11
Indonesian Rupiah                1,546,049      1,457,796      2/23/98            88,253
Indonesian Rupiah                4,535,331      4,678,485      6/23/98          (143,154)
Italian Lira                    16,515,834     16,192,384      12/17/97          323,450
Japanese Yen                    55,815,071     59,773,967      12/17/97       (3,958,896)
Mexican Peso                     1,001,096        973,564      5/11/98            27,532
Mexican Peso                       806,471        778,850      5/12/98            27,621
Philippines Peso                 1,443,844      1,486,899      3/25/98           (43,055)
Polish Zloty                     4,104,212      4,392,478      12/17/97         (288,266)
Spanish Peseta                   9,712,695      9,548,819      12/17/97          163,876
Swiss Franc                      9,546,815      9,213,356      12/17/97          333,459
Swedish Krona                   14,214,918     14,387,679      12/17/97         (172,761)
Venezuelan Bolivar               1,803,045      1,792,264      6/5/98             10,781
Venezuelan Bolivar                 546,150        554,245      6/19/98            (8,095)
----------------------------------------------------------------------------------------
                                                                             $(4,042,504)
----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at November 30, 1997
(aggregate face value $188,251,150)
                                                                            Unrealized
                                  Market     Aggregate Face  Delivery       Appreciation/
                                   Value         Value         Date        (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars             $   646,151    $   654,371     3/18/98         $    8,220
British Pounds                  32,622,699     32,402,711     12/17/97          (219,988)
Danish Krone                     4,974,255      4,864,562     12/17/97          (109,693)
Deutschemarks                   78,928,952     78,407,820     12/17/97          (521,132)
Japanese Yen                    36,649,052     38,922,042     12/17/97         2,272,990
New Zealand Dollar              10,918,472     11,202,654     12/17/97           284,182
South African Rand              12,494,989     12,670,078     12/17/97           175,089
Swiss Franc                      9,450,571      9,126,912     12/17/97          (323,659)
----------------------------------------------------------------------------------------
                                                                              $1,566,009
----------------------------------------------------------------------------------------

Futures Contracts Outstanding at November 30, 1997

                                                                            Unrealized
                                  Market     Aggregate Face  Delivery       Appreciation/
                                   Value         Value         Date        (Depreciation)
----------------------------------------------------------------------------------------
Euro DM (Short)                $57,063,827    $56,900,863     Sep-98           $(162,964)
Japanese Government Bond
  10 YR (Short)                 23,235,793     23,334,631     Mar-98              98,838
Spanish 10 YR (Short)            6,623,469      6,519,467     Dec-97            (104,002)
U.S. Treasury Bond (Short)       8,332,188      8,337,563     Mar-98               5,375
Euro DM (Long)                  57,290,389     57,197,582     Mar-98              92,807
German 10 YR (Long)              6,476,746      6,414,280     Dec-97              62,466
Japanese Government Bond
  10 YR (Long)                  23,417,590     23,530,037     Dec-97            (112,447)
U.S. Treasury Note (Long)       30,516,750     30,536,692     Mar-98             (19,942)
Municipal Bond Index (Long)      8,522,500      8,496,656     Mar-98              25,844
----------------------------------------------------------------------------------------
                                                                               $(114,025)
----------------------------------------------------------------------------------------




TBA Sale Commitments Outstanding at November 30, 1997
(proceeds receivable $11,594,990)

                                              Principal      Settlement        Market
Description                                     Amount          Date            Value
----------------------------------------------------------------------------------------
GNMA 8.5s, December 1999                      $4,745,000       12/16/97      $ 4,962,938
GNMA 7.5s, December 2039                       6,500,000       12/16/97        6,630,000
----------------------------------------------------------------------------------------
                                                                             $11,592,938
----------------------------------------------------------------------------------------




Written Options Outstanding at November 30, 1997
(premium received $231,623)

Contract                                                 Expiration Date/         Market
Amount                                                   Strike Price              Value
----------------------------------------------------------------------------------------
DEM    32,200,000  Deutchemarks in exchange for
                      Japanese Yen (put)                 Dec. 97/74.58 JPY      $ 48,356
DEM       107,500  German Government Bond
                     futures contracts (put)             Feb. 98/102.00 DEM       27,403
DEM       107,500  German Government Bond
                     futures contracts (call)            Feb. 98/102.00 DEM      104,132
----------------------------------------------------------------------------------------
                                                                                $179,891
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $549,567,453) (Note 1)                                                $550,494,100
---------------------------------------------------------------------------------------------------
Cash                                                                                      2,962,763
---------------------------------------------------------------------------------------------------
Foreign currency (cost $134,745)                                                            137,128
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,209,520
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           11,766,117
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            4,449,899
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          2,371,509
---------------------------------------------------------------------------------------------------
Total assets                                                                            579,391,036

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,220,194
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                166,899
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            365,375
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         21,828,823
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                974,162
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   78,590
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                16,881
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,801
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               6,926,394
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             5,032,257
---------------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received $231,623)                          179,891
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $11,594,990)                        11,592,938
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       97,806
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        50,482,011
---------------------------------------------------------------------------------------------------
Net assets                                                                             $528,909,025

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                               $538,588,059
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (2,713,937)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                               (5,443,815)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                        (1,521,282)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $528,909,025

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($528,909,025 divided by 64,333,052 shares)                         $8.22
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended November 30, 1997

Interest income (net of foreign tax $2,571)                                            $37,937,026
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,976,958
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             657,913
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           20,894
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,088
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     74,460
--------------------------------------------------------------------------------------------------
Auditing                                                                                    45,094
--------------------------------------------------------------------------------------------------
Postage                                                                                    127,215
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       55,212
--------------------------------------------------------------------------------------------------
Other                                                                                      117,599
--------------------------------------------------------------------------------------------------
Total expenses                                                                           5,086,433
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (125,248)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             4,961,185
--------------------------------------------------------------------------------------------------
Net investment income                                                                   32,975,841
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (12,213,865)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     347,081
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       465,925
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                      (7,086,453)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                       1,358,300
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures,
written options, and TBA sale commitments during the year                               (5,430,786)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (22,559,798)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $10,416,043
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                             Year ended November 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 32,975,841       $ 34,846,381
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                                       (18,487,312)         7,561,592
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                                         (4,072,486)        (7,096,906)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     10,416,043         35,311,067
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (16,407,769)       (38,008,000)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                       (4,776,814)          (959,831)
----------------------------------------------------------------------------------------------------------------------
Return of capital                                                                       (17,431,196)
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                       (2,028,163)        (3,254,878)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                            (30,227,899)        (6,911,642)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       559,136,924        566,048,566
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net
investment income of $2,713,937 and
$279,021, respectively)                                                                $528,909,025       $559,136,924
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                                  64,600,552         65,037,152
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                (267,500)          (436,600)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                        64,333,052         64,600,552
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                                   $8.66            $8.70            $8.07            $9.05            $9.32
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .51              .54              .58              .56              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.35)             .01              .65             (.84)             .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .16              .55             1.23             (.28)             .76
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.26)            (.59)            (.60)            (.39)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.07)            (.01)              --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.07)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                    (.27)              --               --             (.24)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.60)            (.60)            (.60)            (.70)           (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Increase in net asset value
from shares repurchased (a)                            --(d)           .01               --(d)            --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                                         $8.22            $8.66            $8.70            $8.07            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of year                                        $7.438           $7.625           $7.750           $7.250           $8.125
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(b)                               5.60             6.44            15.58            (2.38)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                                   $528,909         $559,137         $566,049         $525,592         $589,227
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .95              .90             1.00              .87              .89
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.16             6.31             6.85             6.64             5.98
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             285.83           326.92           416.86           242.42           303.68
------------------------------------------------------------------------------------------------------------------------------------

(a) See (Note 4) to the financial statements.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts  paid through expense offset arrangements.  Prior period ratios exclude these amounts. (Note 2).

(d) Increase in net asset value from shares repurchased amounted to less than $0.01 per share.




Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam Intermediate Government Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value by investing in a portfolio of U.S. government and agency obligations and foreign governmental obligations with limited maturities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $203,000 available to offset future net capital gain, if any, which will expire on November 30, 2002.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, paydown gains and losses on mortgage-backed securities, post-October loss deferrals, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1997, the fund reclassified $2,646,980 to decrease distributions in excess of net investment income and $21,925,822 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments and foreign currency transactions of $19,278,842. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75 % of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

As part of the subcustodian contract between the subcustodian bank and PFTC, the sub-custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 1997 the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $125,248 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $790 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $719,406,616 and $734,356,820, respectively. Purchases and sales of U.S. government obligations aggregated $752,015,559 and $752,998,186, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                  Contract          Premiums
                                   Amounts          Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                        --        $      --

Options opened                   80,683,100          802,371

Options expired                 (28,675,000)        (269,994)

Options closed                  (19,593,100)        (300,754)
------------------------------------------------------------
Written options
outstanding at
end of year                      32,415,000        $ 231,623
------------------------------------------------------------

Note 4
Share Repurchase Program

On November 30, 1995, the Trustees authorized the fund to repurchase up to 3,250,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended November 30, 1997, the fund repurchased 267,500 shares for $2,028,163, which reflects a discount from net asset value of $241,981 or 10.64%.

As of November 30, 1997, 765,200 shares have been repurchased since the inception of the program.

Note 5
Merger into Master Intermediate Income Trust

On October 9, 1997, the shareholders of the fund approved the transfer of all of the assets of the fund to Master Intermediate Income Trust (the Master
Fund) in exchange for the shares of the Master Fund and the assumption by the Master Fund of all of the liabilities of the fund. The tax-free exchange is expected to occur on January 23, 1998.



Federal tax information

(Unaudited)

For the year ended November 30, 1997, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar year 1997.



Results of October 9, 1997 shareholder meeting

An annual meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Votes
                                  Votes for         withheld

Jameson Adkins Baxter            56,999,567        3,791,089
Hans H. Estin                    56,993,337        3,797,319
John A. Hill                     57,015,706        3,774,950
R.J. Jackson                     57,004,111        3,786,545
Elizabeth T. Kennan              56,976,062        3,814,594
Lawrence J. Lasser               56,992,997        3,797,659
Robert E. Patterson              57,020,209        3,770,447
Donald S. Perkins                56,982,502        3,808,154
William F. Pounds                56,994,973        3,795,683
George Putnam                    56,967,138        3,823,518
George Putnam, III               56,983,833        3,806,823
A.J.C. Smith                     57,012,961        3,777,695
W. Nicholas Thorndike            56,986,324        3,804,332

A proposal to approve of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Intermediate Government Income Trust (the "fund") to Putnam Master Intermediate Income Trust (the "Master Fund") in exchange for shares of the Master Fund and the assumption by the Master Fund of all of the liabilities of the fund, and the distribution of such shares to the shareholders of the fund in liquidation of the fund was approved as follows: 33,634,143 votes for, and 7,067,941 votes against, with 20,088,572 abstentions and broker non-votes.

A proposal to ratify the selection of Price Waterhouse LLP as the independent auditors of your fund was approved as follows: 58,994,129 votes for and 837,476 votes against, with 959,051 abstentions and broker non-votes.

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was as follows: 11,017,955 votes for and 27,706,398 votes against, with 22,066,303 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36880-076   1/98